Viking Large-Cap Value Fund
                          Viking Small-Cap Value Fund

                        Supplement dated October 10, 2001
                     to the Prospectus dated April 30, 2001

Dear Investor,
     This supplement to the Prospectus dated April 30, 2001 for Viking Large-Cap Value Fund and Viking Small-Cap Value Fund ("Funds") describes important changes affecting the Funds. These changes were proposed by Viking Fund Management, LLC ("Adviser") and approved by the board of trustees of the Funds as in the best interests of Fund shareholders.

     Shareholders of the Funds will be asked to approve a new sub-advisory contract at a meeting expected to be held in December 2001.

New Investment Sub-Advisory Contract

     On September 30, 2001, Fox Asset Management ("Fox"), a New Jersey corporation that serves as sub-adviser to the Funds, completed a merger with Eaton Vance Corp. ("EV"). This merger resulted in the automatic termination of the Funds' sub-advisory contract with Fox. In anticipation of the merger, the board of trustees of the Funds approved a new interim sub-advisory contract for the Funds that became effective on September 30, 2001.

     After the merger, Fox will be known as Fox Asset Management, LLC, a Delaware limited liability company. The board of trustees of the Funds approved a new interim sub-advisory contract between the Adviser and Fox Asset Management, LLC, the terms of which are substantially identical to the previous sub-advisory contract. After the merger, Fox will operate as a separate subsidiary of EV. Fox will continue to operate from its current location in Little Silver, New Jersey, and the same investment personnel who served the Funds prior to the merger will continue to provide the same services to the Funds after the merger.

     The new interim sub-advisory contract terminates automatically 150 days after its effective date. The fees payable to Fox under the interim sub-advisory contract are identical to the fees under the previous sub-advisory contract. The Adviser (not the Funds) pays Fox for its services under the interim sub-advisory contract. Shareholder fees and expenses will remain the same.

     If you have any questions about these changes, please contact the Funds at 701-858-1599 or 800-933-8413.